                                                                     Exhibit 4.1




[FACE OF CERTIFICATE]

COMMON STOCK                                                        COMMON STOCK
PAR VALUE $0.0001

Certificate
Number                                                                    Shares


                            [OPTIUM CORPORATION LOGO]
                               OPTIUM CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                 100,000,000 AUTHORIZED SHARES $0.0001 PAR VALUE

                                                               CUSIP 68402T 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Optium Corporation (hereinafter called the "Company"), transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be subject to all of the provisions of the Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

                                               DATED:

/s/ Eitan Gertel                               COUNTERSIGNED AND REGISTERED:
PRESIDENT                                      COMPUTERSHARE TRUST COMPANY, N.A.
                                     [SEAL]    TRANSFER AGENT AND REGISTRAR
/s/ Christopher Brown
SECRETARY                                      By: ____________________________
                                               AUTHORIZED OFFICER

[REVERSE OF CERTIFICATE]

                               OPTIUM CORPORATION
                              TRANSFER FEE $25.00

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT - _____ Custodian _____
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right              under Uniform Gifts to Minors
          of survivorship and not as                       Act __________
          tenants in common                                     (State)

     Additional abbreviations may also be used though not in the above list.


THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.


    For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_______________________

_______________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________ shares of the capital stock represented by the within Certificate, and does hereby irrevocably constitute and appoint

______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated __________________________

Signature: ______________________________________

Signature: ___________________________________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                          THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:   Medallion Guarantee Stamp



---------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.